UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

AUGUST 4, 2003

CINEMARK USA, INC.

(Exact name of registrant as specified in charter)

TEXAS	33-47040	75-2206284
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 DALLAS PARKWAY, SUITE 500

PLANO, TEXAS 75093

(Address and Zip Code of Principal Executive Offices)

972-665-1000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Proforma Financial Information and Exhibits

(a) None

(b) None

(c) Exhibit 99.1 August 4, 2003 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

Item 9. Regulation FD Disclosure

On August 4, 2003, we announced our consolidated financial results for the second quarter and six month period ended June 30, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit. The information in this current report is being furnished under Item 9 Regulation FD Disclosure, and under Item 12 Disclosure of Results of Operations and Financial Condition, as directed by the Commission in Release No. 34-47583.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

Date: August 4, 2003	By:	/s/ Michael D. Cavalier
	Name: Title:	Michael D. Cavalier Vice President-General Counsel

EXHIBIT INDEX

The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation 8-K.

Exhibit No.	Description of Exhibit

99.1	Press Release of Cinemark USA, Inc. dated August 4, 2003